Exhibit 10.6

FIRST AMENDMENT

TO

SECURITIES SUBSCRIPTION AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES SUBSCRIPTION AGREEMENT (the “Amendment”) is made as of March 31, 2021, by and between Signal Hill Acquisition Sponsor, LLC (“Subscriber”), and the Signal Hill Acquisition Corp., a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, Subscriber and the Company entered into that certain Securities Subscription Agreement dated as of March 31, 2021 (the “Agreement”);

WHEREAS, the Company and Subscriber desire to amend the Agreement on the terms set forth in this Amendment; and

WHEREAS, capitalized terms used in this Amendment which are not otherwise defined herein shall have the definitions set forth in the Agreement.

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree that the Agreement shall be amended, as follows:

1.              The preamble of the Agreement is hereby deleted and the following is substituted therefor:

“This securities subscription agreement (the “Agreement”) is entered into on March 31, 2021 by and between Signal Hill Acquisition Sponsor LLC, a Delaware limited liability company (the “Subscriber” or “you”), and Signal Hill Acquisition Corp., a Delaware corporation (the “Company”, “we” or “us”). Pursuant to the terms hereof, the Company hereby accepts the offer the Subscriber has made to purchase 3,750,000 shares of the Company’s Class B Common Stock, $0.0001 par value per share (the “Shares”). The Company and the Subscriber’s agreements regarding such Shares are as follows:”

2.             Except as amended by the terms of this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

The parties hereto have caused this Amendment to be duly executed on the day and year first above written.

Signal Hill Acquisition Corp.

By:	/s/ Jon Bond
Name: Jon Bond
Title: Chief Executive Officer

Signal Hill Acquisition Sponsor, LLC

By: Paul Roberts, as the Managing Member

By:	/s/ Paul Roberts
Name: Paul Roberts
Title: Managing Member